Exhibit 99.2

 CORPORATE OVERVIEW  Frank Bedu-Addo Ph.D. President & CEO  FEBRUARY 2021

 2  Forward-Looking Statements  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

   3    PDS Biotech’s Versamune®-based immunotherapies promote a powerful in vivo tumor-specific CD8+ killerT-cell response  Generate a strong CD8+ T-cell memory response resulting in long-lasting efficacy  Are versatile and shown to be effective on their own or in combination with other drugs to improve their efficacy  Generate potency without systemic side effects    The most significant barrier to effective immunotherapy has been their inability to promote adequate CD8+ killer T-cell responses in vivo resulting in diminished efficacy  Versamune®-based therapies also:

PDS Biotech is a clinical stage biotechnology company developing a pipeline of immunotherapies based on the proprietary Versamune® platform

CORPORATE OVERVIEW

- Biopharma developing novel treatments for cancer and T-cell activating infectious disease vaccines
- **Three** phase 2 oncology clinical trials in progress to initial data releases in 2021
- Publicly listed on **NASDAQ: PDSB**
- ~15 employees with headquarters in Florham Park and Princeton, NJ
- Debt free with approximately **$33.5M in cash** as of 9/30/20

VERSAMUNE® PLATFORM

- Versatile, potent T-cell-activating platform demonstrating efficacy without dose limiting toxicity in clinical trials
- Clinically supported *in vivo* induction of antigen-specific killer and helper T-cells
- Demonstrated to work with a wide array of oncogenes and viral antigens
- Multiple composition and application patents valid through mid-2030s
- Clinical partnerships with Merck, MD Anderson and National Cancer Inst.

PDS Biotechnology Nasdaq: PDSB 4

 PDS Biotech’s robust Versamune®-based pipeline being developed in partnership with the leaders in immuno-oncology  5  Reference: Data on file.

PDS Biotech executive team has demonstrated success in the development and commercialization of leading pharmaceutical products

Frank Bedu-Addo, PhD
Chief Executive Officer

- Senior executive experience with management of strategy and execution at both large pharma and biotechs
- Notable drug development:
  Abelcet® (Liposome Company/ Elan)
  PEG-Intron® (Schering-Plough/ Merck)

Seth Van Voorhees, PhD
Chief Financial Officer

- Senior executive experience with over 20 years of experience in high tech companies
- In-depth experience with M&A transactions, capital markets, business development and investor relations

Lauren V. Wood, MD
Chief Medical Officer

- >30 years of translational clinical research experience
- Former Director of Clinical Research at National Cancer Institute Center for Cancer Research (Cancer Vaccine Branch)

Gregory Conn, PhD
Chief Scientific Officer

- Co-founder
- >35 years of drug development experience
- In-depth experience with biotech drug discovery, product development and manufacturing

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 Introduction to the Versamune® Platform

Versamune® is designed to induce a robust and targeted anti-tumor response *in vivo* when administered with a tumor-associated antigen



INJECTION SITE
LYMPH NODE
TUMOR SITE
Versamune® + Tumor-associated proteins (antigens)
Dendritic cell
Tumour antigen
MHC class I
TCR
CD8+ killer T-cell
Type I IFNs
MHC class II
TCR
CD4+ helper T-cell
Activated CD8+ killer T-cell
IL-2
IFNγ
TNF
Activated CD4+ helper T-cell
Granzyme-b
IFNγ
Tumor cells destroyed

Promotes uptake of vaccine or immunotherapy and entry into lymph nodes

Promotes antigen processing and presentation to T-cells via MHC I and II pathways

Activates Type I Interferon pathway, enabling a powerful anti-tumor killer CD8+ T-cell response

Reference: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.Smalley Rumfield C et al.. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.

PDS Biotechnology Nasdaq: PDSB
8

 Greater quantity and quality of Versamune®-induced killer T-cells may result in unique ability to eradicate HPV-positive tumors after a single dose  9  Induced a >10-fold number of highly potent T-cells and eradication of HPV-positive tumors after a single dose  Single treatment dose  Results typical of current topclinical-stage HPV cancer vaccines  Tumor rechallenge at Day 60; complete and sustained cure of cancer      *Adjuvant = cytokine GMCSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42): 5906.  (PDS0101)

Phase 1 clinical trial: Powerful *in-vivo* CD8+ T-cell response results in regression of CIN cervical lesions – supports preclinical studies

Overcomes key limitation of immuno-oncology: > 20-fold increase in circulating dual INF-γ & Granzyme-b inducing killer T-cells vs. pre-treatment at day 14 led to rapid clearance of lesions*



# of Antigen-Recognizing T-Cells
1200
1000
800
600
400
200
0
Pre-treatment baseline
Versamune® + HPV16 Antigen (PDS0101)
Granzyme-b
Interferon-γ



CIN lesion regression at 1-3 months
Non responders
20%
20%
60%
Partial regression (cytology only)
Complete lesion regression

Most patients infected with multiple strains of HPV

Phase 1 trial results showed no serious or dose-limiting toxicities

PDS Biotechnology Nasdaq: PDSB

* When treated with selected human clinical trial dosage (1mg and 3mg Versamune®)

References: L. Wood et al. A Novel Enantio-Specific Cationic Lipid R-DOTAP + HPV16 E6 & E7 Antigens Induces Potent Antigen-Specific CD8+ T Cell Responses In-Vivo in Subjects with CIN and High-Risk Human Papillomavirus Infection. Nov 8, 2019. SITC. Presentation O17.

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Versamune® possesses the key characteristics of a safe and effective immunotherapeutic treatment

	Versamune®-based Immunotherapies*	Checkpoint Inhibitors	Traditional Cancer Vaccines	CAR-T
Induction of high levels of active CD8+ (killer) T-cells	✓			✓
Induction of high levels of CD4+ (helper) T-cells	✓		✓	✓
Ability to overcome tumor immune suppression	✓	✓		
Induction of long-term memory CD8+ T-cells	✓			
No dose limiting toxicities	✓		✓	

PDS Biotechnology Nasdaq: PDSB

*Reference: J. Immunology, 2019 (202), 1215; PDS0101 clinical trial report (CSR U10-02-11-001)

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Development of PDS0203 - A second generation COVID-19 vaccine that promotes powerful T-cell responses and neutralizing antibodies

Mt. Sinai data shows Versamune® promotes induction of neutralizing antibodies with lowest doses of SARS-CoV-2 antigen[1]



ID50
10^4
10^3
10^2
10^1
Limit of Detection
5µg
10µg
20µg
0.2µg + Versamune®
1µg + Versamune®
5µg + Versamune®
0.2µg + AddaVax
1µg + AddaVax
5µg + AddaVax
WT NDV 20µg

PDS generated data shows induction of SARS-CoV-2 specific CD8+ T-cells with Versamune®[2]



IFN-γ SFC/1x10^6 spleen cells
1200
1000
800
600
400
200
0
Spike S1
Full Spike
Versamune® +Spike S1
Versamune® +Full Spike

Preclinical studies show powerful induction of long-lasting polyfunctional CD8+ and CD4+ anti-SARS-CoV-2 T-cells

PDS Biotechnology Nasdaq: PDSB

[1]Reference: Sun et al. 2020. Vaccines Volume 8, Issue 4
[2]Reference: Data on file

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Versamune® has demonstrated immunological compatibility with a wide array of tumor and pathogenic antigens

- Today, **4 tumor antigens** are being utilized with the Versamune® platform, more than **75 tumor antigens** have been identified
- We are currently progressing two Versamune®-based infectious disease vaccines, one for SARS-COVID-19, and one for universal influenza
- Versamune®'s unique flexibility means it may work well with a wide range of identified tumor and pathogenic antigens
- Potential to continuously expand development of Versamune®-based products through partnerships and licensing

PDS Biotechnology Nasdaq: PDSB

Reference: Clin Cancer Res. 2009 Sep 1;15(17):5323-37. doi: 10.1158/1078-0432.CCR-09-0737

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 PDS0101 Phase 2 Clinical Development

PDS0101 is designed to treat cancers caused by human papillomavirus (HPV)

US annual HPV-associated cancer incidence[1]


Females (24,391)
Vagina
846
Oropharynx
3,412
Vulva
3,934
3%
14%
16%
Anus*
4,333
18%
49%
Cervix
11,866
Males (18,280)
Penis
1,269
Anus*
2,197
7%
12%
81%
Oropharynx
14,814

- Approximately **43,000 patients** are diagnosed with HPV-associated cancers annually in the US
- **Incidence rate is growing** despite increased use of HPV preventative vaccines
- **Significant unmet medical need** across the spectrum of HPV-associated cancer
- Existing immunotherapies cost **$120,000+ annually** per patient[2]

PDS Biotechnology Nasdaq: PDSB

[1]Markowitz et al. 2016. Centers for Disease Control and Prevention. 2018.
[2]Hernandez et al. 2018. American Journal of Managed Care Volume 24, Issue 2; Company Research

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Clinical strategy to evaluate improved therapy: Combine PDS0101 with established therapies for rapid proof-of-concept and risk mitigation

Combinations of PDS0101 with FDA-approved standard of care

- ***First line treatment of recurrent/metastatic HPV-positive head and neck cancer***
  - Combination with Keytruda®
- ***Treatment of advanced localized cervical cancer***
  - Combination with chemoradiotherapy

Novel combinations of PDS0101 with promising immunotherapeutic agents

- ***Treatment of advanced HPV-associated cancers*** *(anal, cervical, vaginal, head and neck etc.)*
  - Triple combination with Bintrafusp-alpha (bi-functional checkpoint inhibitor - M7824) and NHS-IL12 (antibody conjugated immuno-cytokine)

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 17  PDS Biotech-sponsored phase 2 trial evaluating the combination of PDS0101 and KEYTRUDA for first-line treatment of HPV-associated metastatic/recurrent head and neck cancer   Indication  First line treatment of patients with HPV-associated head and neck cancer whose cancer has spread or returned  Clinical Agents  KEYTRUDA (Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%)PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Objective response rate (ORR) and overall survival (OS)  Timing  Preliminary data – Q4 2021/Q1 2022, ORR in first 20 patients (efficacy in 7 of 38 required to enroll all 96 patients)  Trial Partner    Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications

A Phase 2, investigator-initiated clinical trial evaluating PDS0101 in combination with chemoradiation therapy in patients with advanced cervical cancer

Indication	Treatment of patients with locally advanced cervical cancer – Stages IB3-IVA
Clinical Agents	**Chemoradiotherapy (CRT – Standard of Care):** Cisplatin & radiation therapy **PDS0101:** Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells
Study goals	Rate of regression in patients with primary tumor ≥5cm
Timing	Preliminary data – Q4 2021/Q1 2022 – Rate of complete response by PET-CT at 6 months and rate of tumor volume reduction by MRI at 30-40 days from start of treatment
Trial Sponsor	The University of Texas MD Anderson Cancer Center

Safety and enhanced efficacy could lead to broad applications of Versamune®-based immunotherapies in combination with chemotherapy or CRT to treat multiple cancers

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PDS0101 enhanced treatment by training tumor-specific T-cells (fewer T-cell clones) effective in infiltrating and killing tumors

T-cell clones per 25% of
TCR repertoire (Average)

Red – CD8+ (killer) T-cells
Green – CD4 + (helper) T-cells



M7824 (bi-functional checkpoint inhibitor)
+ NHS-IL12 (immuno-cytokine)

Tumor Regression: **8/16 (50%)**
T-cell Clones: **18**



PDS0101 + M7824 + NHS-IL12

Tumor Regression: **13/17 (76%)**
T-cell Clones: **3**

PDS Biotechnology Nasdaq: PDSB

*Reference: Smalley Rumfield C, Pellom ST, Morillon II YM, et al; Journal for ImmunoTherapy of Cancer 2020; 8:e000612. doi: 10.1136/jitc-2020-000612

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Phase 2 investigator-initiated clinical trial evaluating the combination of PDS0101, M7824 and NHS-IL12 in advanced HPV-associated cancer

Indication	Patients with advanced HPV-associated cancer who have failed prior treatment
Clinical Agents	**M7824:** Bifunctional fusion protein - checkpoint inhibitor + TGF-b "TRAP" (ORR ~30%) **NHS-IL12:** Antibody-conjugated immuno-cytokine **PDS0101:** Versamune®-based immunotherapy generating HPV-specific CD8+ T-cells
Study goals	Group 1: Objective response rate (ORR) in checkpoint inhibitor (CPI) naïve patients Group 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)
Timing	**Full enrollment of 45 patients triggered following achievement of objective response in ≥ 3 checkpoint inhibitor naive patients** **Trial completion expected in Q1 2022**
Trial Sponsor	NIH NATIONAL CANCER INSTITUTE

Confirmation that PDS0101 enhances the therapeutic benefit of M7824 & NHS IL-12 may lead to expanded evaluation in several cancers with PDS0102-0104

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 Studies are designed to demonstrate efficacy and broad applicability of PDS0101 and the Versamune® T-cell activating platform  21  Enhance anti-cancer efficacy of various cancer treatments: Combinations with checkpoint inhibitors, chemotherapy and novel therapies may demonstrate Versamune®’s versatility.  Broad partnerships: Successful phase 2 studies with PDS0101 and PDS0203 could enable development of a broad pipeline of Versamune®-based products containing various antigens.  Potential to treat all types of HPV-cancer: PDS0101 Phase 2 clinical studies address all types of HPV-associated cancers.  Applications beyond oncology: PDS0203 COVID-19 phase 1/2 trials may demonstrate powerful preventive ability and induce durable T-cell responses against conserved regions of mutating viruses.

 Looking Forward

 Financial position to support PDS0101 projected milestones through mid-2022*  23  *Based on current enrollment and forecast modeling as of November 2020. Subject to change.

Positioned for accelerated development

Key Advantages and Differentiators

- ***Enhanced anti-cancer efficacy:*** Early clinical data and preclinical data suggest potentially superior efficacy, safety and versatility of the platform
- ***Near-term milestone:*** PDS0101 preliminary data Q1-Q2 2021
- ***Validation of approach***: All three on-going phase 2 clinical trials supported and partnered with leading and top-tier institutions in the field of cancer and immuno-oncology
- ***Commercialization path:*** Clinical studies evaluating the potential to safely enhance the clinical efficacy of FDA-approved anti-cancer products presents a potentially rapid path to commercialization
- ***Rapid adoption strategy:*** Evaluation of PDS0101 in combination with standard of care in multiple HPV-associated cancers

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